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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 15, 2002


                              PLANVISTA CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                       1-13772                13-3787901
 ------------------------------   ------------------------    -----------------
(State or Other Jurisdiction of   (Commission File Number)      IRS Employer
        Incorporation)                                       Identification No.)


  4010 BOY SCOUT BOULEVARD, TAMPA                                   33607
            FLORIDA
  ----------------------------------------                       -----------
  (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (813) 353-2300


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

     On July 15, 2002, PlanVista Corporation ("PlanVista") announced earnings for the quarter ended June 30, 2002 and on July 19, 2002 PlanVista announced the filing of its Amendment No. 3 to its registration statement on Form S-1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     The following exhibits are included with this Report:

     Exhibit 99.1    Press Release dated July 15, 2002

     Exhibit 99.2    Press Release dated July 19, 2002




SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PLANVISTA CORPORATION


Date: July 24, 2002                              By: /s/ Donald W. Schmeling
                                                    ----------------------------
                                                    Donald W. Schmeling
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

     Exhibit 99.1    Press Release dated July 15, 2002

     Exhibit 99.2    Press Release dated July 19, 2002